Exhibit 99.1

Duos Technologies to Present at the Microcap Conference 2025

Presentation Scheduled for Wednesday, January 29th at 10:30 AM ET

JACKSONVILLE, FL / Accesswire /January 21, 2025 – Duos Technologies Group, Inc. (“Duos” or the “Company”) (Nasdaq: DUOT), is pleased to announce its participation in The Microcap Conference 2025, the premier event for growth-focused companies and investors. The conference will take place January 28-30, 2025, at the Borgata Hotel Spa & Casino in Atlantic City, NJ. Duos' management team will deliver a corporate presentation and participate in one-on-one meetings with institutional and individual investors, providing insights into the Company’s recent developments, growth strategy, and investment opportunities.

Event: Microcap Conference 2025

Date: Wednesday January 29th

Time: 10:30 AM ET

Register to watch the Company’s virtual presentation here.

To stay up to date on the Company's most recent developments or to learn more about the Duos story and its revolutionary technology platforms, be sure to follow here or sign up for email alerts here. For more information please contact DUOT@duostech.com or visit the Company's website and social media channels: Website, LinkedIn, X.

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About The Microcap Conference 2025

The Microcap Conference is the largest independent microcap event in the U.S., bringing together top-tier investors and executives from microcap companies. The event offers a platform for companies to showcase their value propositions through presentations, one-on-one meetings, and networking opportunities.

The 2025 event will feature:

•	Keynote Speakers: Renowned industry figures, including Jon Ledecky, Co-Owner of the New York Islanders, who will engage in a fireside chat with CNBC’s Bob Pisani; plus Tom Gardner, CEO of Motley Fool, who will share insights on investing, market trends, and entrepreneurial success.
•	Expert Panels and Presentations: Financial commentators Ron Insana (CNBC) and Charlie Gasparino (FOX Business) will cover critical topics for the US equity markets, from capital formation to regulatory updates and market trends.
•	Entertainment Headliner: A special performance by Tom Papa, celebrated comedian and host of Netflix specials, ensuring a memorable evening for attendees.

Hosted by DealFlow Events, The Microcap Conference is renowned for its blend of high-quality content, engaging networking, and exceptional entertainment. For more information, visit https://themicrocapconference.com.

About Duos Technologies Group, Inc.

Duos Technologies Group, Inc. (Nasdaq: DUOT), based in Jacksonville, Florida, through its wholly owned subsidiaries, Duos Technologies, Inc., Duos Edge AI, Inc., and Duos Energy Corporation, designs, develops, deploys and operates intelligent technology solutions for Machine Vision and Artificial Intelligence (“AI”) applications including real-time analysis of fast-moving vehicles, Edge Data Centers and power consulting. For more information, visit www.duostech.com , www.duosedge.ai and www.duosenergycorp.com.

Forward- Looking Statements

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things our plans, strategies and prospects -- both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Many of the forward-looking statements contained in this news release may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated," and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this news release include market conditions and those set forth in reports or documents that we file from time to time with the United States Securities and Exchange Commission. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law. All forward-looking statements attributable to Duos Technologies Group, Inc. or a person acting on its behalf are expressly qualified in their entirety by this cautionary language.

Contacts

Corporate

Fei Kwong

Director, Corporate Communications

Duos Technologies Group, Inc. (Nasdaq: DUOT)

904-652-1625

fk@duostech.com